Exhibit 99.1

Press RELEASE

Oct 1, 2007

Nokia to acquire NAVTEQ

The combined entity would create a leading global player in the fast growing location based services market

NAVTEQ to support existing customers as before

October 1, 2007 — Nokia and NAVTEQ today announced a definitive agreement for Nokia to acquire NAVTEQ. Under the terms of the agreement, Nokia will pay $78 in cash for each share of NAVTEQ including outstanding options for an aggregate purchase price of approximately $8.1 billion (€5.7 billion), or approximately $7.7 billion (€5.4 billion) net of NAVTEQ existing cash balance. The acquisition has been approved by the board of directors of each company and is subject to customary closing conditions including regulatory approvals and NAVTEQ shareholders’ approval.

The navigation area is a fast growing business, and with location-based services expanding rapidly into mobile communications devices, the industry is poised for even further growth. NAVTEQ brings a number of key assets to Nokia: a great team with best-in-world maps and navigation industry expertise, a strong customer base and an industry-leading map data and technology platform with the broadest geographical coverage.

NAVTEQ will continue to provide the most advanced and flexible map data platform to navigation industry players. With NAVTEQ, Nokia will further strengthen its location based services offering and bring to market the most innovative, context aware Nokia Internet services with accelerated time to market.

NAVTEQ is a leading provider of comprehensive digital map information for automotive navigation systems, mobile navigation devices, Internet-based mapping applications, and government and business solutions. NAVTEQ also owns Traffic.com, a web and interactive service that provides traffic information and content to consumers. The Chicago-based company was founded in 1985, generated 2006 revenues of $582 million and has approximately 3,000 employees located in 168 offices in 30 countries.

Nokia is the world’s largest mobile device manufacturer with more than 900 million people using a Nokia mobile device around the world. Driven by Internet and digital convergence, Nokia is expanding its offering to include areas such as entertainment, communities and location based services. Shipping with the GPS-enabled Nokia N95 multimedia computer, the Nokia Maps solution is one of the most advanced location based services in the marketplace today.

“Location based services are one of the cornerstones of Nokia’s Internet services strategy. The acquisition of NAVTEQ is another step toward Nokia becoming a leading player in this space,” said Olli-Pekka Kallasvuo, President and CEO, Nokia. “By joining forces with NAVTEQ, we will be able to bring context and geographical information to a number of our Internet services with accelerated time to market. We also look forward to maintaining and enhancing the services and support provided to NAVTEQ's existing and future customers".

"Nokia's unique vision for location based services aligns perfectly with NAVTEQ’s vision to enable everyone to find their way to people, places and opportunities on mobile communications devices, cars, desktop computers and in all the other places that are important to them," said NAVTEQ President and CEO Judson Green. "It's really exciting to imagine what we can achieve by combining our location experience with the resources of a company that has a customer base of more than 900 million people.”

In commenting on the transaction, Christopher Galvin, Chairman of the Board of NAVTEQ, said "Nokia’s offer of $78 per share reflects a very attractive valuation for NAVTEQ's stockholders, representing a 34% premium to our stock price of one month ago. In considering the offer, we approached other potential purchasers about their possible interest in NAVTEQ and our Board took those contacts and discussions into account in determining that Nokia's proposal was the best opportunity available to maximize value for our stockholders."

After completion of the transaction, NAVTEQ’s current map data business will continue operationally independent, but organizationally a Nokia Group company. Judson Green will report directly to Olli-Pekka Kallasvuo. This will ensure that NAVTEQ’s current and future customers continue to have a dedicated and strengthened unit serving them as before with digital map information for automotive navigation systems, mobile navigation devices, Internet-based mapping applications, as well as government and business solutions.

The acquisition is expected to close in the first quarter of 2008. Nokia plans to finance the acquisition with a combination of cash and debt, and has secured a commitment on the debt. Nokia anticipates that the acquisition would not impact its share buy-backs under the current mandate, or its future cash distribution strategy in terms of dividends and share buybacks which is subject to the shareholders’ approval. The acquisition is expected to be dilutive to Nokia earnings in 2008 and 2009 on a reported basis. However on a cash basis Nokia expects it to be only slightly dilutive in 2008 and slightly accretive in 2009.

Notes to editors and analysts:

Nokia and NAVTEQ will host a conference call today, Monday, October 1, 2007 beginning at 16:00 in Helsinki / 14:00 in London / 08:00 in Chicago. The conference call will be available via live webcast at www.nokia.com/investor or by calling +1-888-636-1561 (North America) or +1-706- 634-5012 (international), with conference ID 19082045

For your convenience, a replay of the call will be accessible by calling +1-800-642-1687 (Nokia America) or +1-706-645-9291 (international), with conference ID 19082045.

About Nokia

Nokia is the world leader in mobility, driving the transformation and growth of the converging Internet and communications industries. Nokia makes a wide range of mobile devices and provides people with experiences in music, navigation, video, television, imaging, games and business mobility through these devices. Nokia also provides equipment, solutions and services for communications networks. www.Nokia.com

About NAVTEQ

NAVTEQ is a leading provider of comprehensive digital map information for automotive navigation systems, mobile navigation devices, Internet-based mapping applications, and government and business solutions. NAVTEQ creates the digital maps and map content that power navigation and location-based services solutions around the world.

NOKIA

Nokia Communications - Global

Tel: +358 7180 34900

Email: press.office@Nokia.com

Nokia Communications - Americas

Media Relations

+1 914 473 9373

communication.corp@Nokia.com

Nokia Investor Relations Europe

Tel. +358 7180 34289

Nokia Investor Relations US

Tel. +1 914 368 0555

NAVTEQ

NAVTEQ Communications

Tel:  +1 212 802 8588

bob@richtermedia.com

NAVTEQ Investor Relations

Tel: +1 312 894 7500

investorrelations@navteq.com

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the solicitation of proxies by NAVTEQ with respect to the meeting of its stockholders to be called with respect to the proposed merger, NAVTEQ will file a proxy statement with the Securities and Exchange Commission (the “SEC”). NAVTEQ STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THE STOCKHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail to NAVTEQ Corporation,  Investor Relations, 425 West Randolph Street,  Chicago,  IL 60606, telephone (312) 894 7500, or from NAVTEQ’s website at www.NAVTEQ.com.

NAVTEQ and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be “participants” in the solicitation is set forth in NAVTEQ’s proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and in the proxy statement relating to the merger and other relevant materials to be filed with the SEC when they become available.

Nokia Forward-Looking Statements

It should be noted that certain statements herein which are not historical facts, including, without limitation, those regarding: A) the timing of product, services  and solution deliveries; B) our ability to develop, implement and commercialize new products, services, solutions and technologies; C) expectations regarding market growth, developments and structural changes; D) expectations regarding our mobile device volume growth, market share, prices and margins; E) expectations and targets for our results of operations; F) the outcome of pending and threatened litigation; G) expectations regarding successful completion of contemplated acquisitions on timely basis and our ability to achieve set targets upon the completion of such acquisitions; and H) statements preceded by "believe," "expect," "anticipate," "foresee," "target," "estimate," "designed," "plans," "will" or similar expressions are forward-looking statements. These statements are based on management's best assumptions and beliefs in light of the information currently available to it. Because they involve risks and uncertainties, actual results may differ materially from the results that we currently expect. Factors that could cause these differences include, but are not limited to: 1) competitiveness of our product portfolio; 2) our ability to identify key market trends and to respond timely and successfully to the needs of our customers; 3) the extent of the growth of the mobile communications industry, as well as the growth and profitability of the new market segments within that industry which we target; 4) the availability of new products and services by network operators and other market participants; 5) our ability to successfully manage costs; 6) the intensity of competition in the mobile communications industry and our ability to maintain or improve our market position and respond successfully to changes in the competitive landscape; 7) the impact of changes in technology and our ability to develop or otherwise acquire complex technologies as required by the market, with full rights needed to use; 8) timely and successful commercialization of complex technologies as new advanced products, services and solutions; 9) our ability to protect the complex technologies, which we or others develop or that we license, from claims that we have infringed third parties' intellectual property rights, as well as our unrestricted use on commercially acceptable terms of certain technologies in our products and solution offerings; 10) our ability to protect numerous Nokia patented, standardized, or proprietary technologies from third party infringement or actions to invalidate the intellectual property rights of these technologies; 11) our ability to manage efficiently our manufacturing and logistics, as well as to ensure the quality, safety, security and timely delivery of our products and solutions; 12) inventory management risks resulting from shifts in market demand; 13) our ability to source quality components and sub-assemblies without interruption and at acceptable prices; 14) Nokia's and Siemens' ability to successfully integrate the operations, personnel and supporting activities of their respective businesses as a result of the merger of Nokia's networks business and Siemens' carrier-related operations for fixed and mobile networks forming Nokia Siemens Networks; 15) whether, as a result of investigations into alleged violations of law by some current or former employees of Siemens, government authorities or others take actions against Siemens and/or its employees that may involve and affect the carrier-related assets and employees transferred by Siemens to Nokia Siemens Networks, or there may be undetected additional violations that may have occurred prior to the transfer, or ongoing violations that may occur after the transfer, of such assets and employees that could result in additional actions by government authorities; 16) the expense, time, attention and resources of Nokia Siemens Networks and our management to detect, investigate and resolve any situations related to alleged violations of law involving the assets and employees of Siemens carrier-related operations transferred to Nokia Siemens Networks; 17) any impairment of Nokia Siemens Networks customer relationships resulting from the ongoing government investigations involving the Siemens carrier-related operations transferred to Nokia Siemens Networks; 18) developments under large, multi-year contracts or in relation to major customers; 19) general economic conditions globally and, in particular, economic or political turmoil in emerging market countries where we do business; 20) our success in collaboration arrangements relating to development of technologies or new products and solutions; 21) the success, financial condition and performance of our collaboration partners, suppliers and customers; 22) any disruption to information technology systems and networks that our operations rely on; 23) exchange rate fluctuations, including, in particular, fluctuations between the euro, which is our reporting currency, and the US dollar, the Chinese yuan, the UK pound sterling and the Japanese yen, as well as certain other currencies; 24) the management of our customer financing exposure; 25) allegations of possible health risks from electromagnetic fields generated by base stations and mobile devices and lawsuits related to them, regardless of merit; 26) unfavorable outcome of litigations; 27) our ability to recruit, retain and develop appropriately skilled employees; and 28) the impact of changes in government policies, laws or regulations; as well as the risk factors specified on pages 12-24 of Nokia's annual report on Form 20-F for the year ended December 31, 2006 under "Item 3.D Risk Factors." Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Nokia does not undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

NAVTEQ Forward-Looking Statements

This document may include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning. The statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under "Item 1A. Risk Factors" in each of the Company's most recent Annual and Quarterly Reports filed with the Securities and Exchange Commission.

Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. NAVTEQ does not undertake any obligation to update any forward-looking statements contained in this document.

NAVTEQ Corporation ("NAVTEQ" or the  "Company") will file a preliminary and definitive proxy statement and other relevant documents with the Securities and Exchange Commission (SEC) with respect to the proposed merger. The definitive proxy statement, when available, will be sent to NAVTEQ stockholders seeking their approval of the proposed merger.  Investors and NAVTEQ stockholders are urged to read carefully the preliminary and definitive proxy statement and other materials when they become available before making any voting decision because it will contain important information about the proposed merger. In addition, the documents filed with the SEC by NAVTEQ may be obtained free of charge from NAVTEQ's website at www.NAVTEQ.com or by directing a request to NAVTEQ  Thomas R. Fox, 425 West Randolph Street, Chicago, IL 60606. Attention: Investor Relations, telephone: 1 312 894 7500

NAVTEQ and certain of its executive officers, directors and other employees may be deemed to be participants in the solicitation of proxies from NAVTEQ's stockholders in connection with the proposed merger.  Information about the executive officers, directors and other employees of NAVTEQ and their direct or indirect interests, by security holdings or otherwise, in the merger will be set forth in the proxy statement when it becomes available and is also included in NAVTEQ's proxy statement for its 2007 Annual Meeting, which was filed with the SEC on April 10, 2007 and Annual Report on form 10-K for the year ended December 31, 2006. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at NAVTEQ as described above.